UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

MIKROS SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road Building 2, Suite 208 Princeton, NJ (Address of Principal Executive Offices)	08540 (Zip Code)

Registrant’s telephone number, including area code: (609) 987-1513

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement

On July 24, 2017, the board of directors of Mikros Systems Corporation (the “Company,” “we” or “us”) adopted the Mikros Systems Corporation 2017 Omnibus Incentive Plan (the “2017 Plan”), under which we may grant cash and equity-based incentive awards to eligible service providers in order to attract, retain and motivate the persons who make important contributions to the Company. The description of the material terms of the 2017 Plan provided under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the 2017 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mikros Systems Corporation 2017 Omnibus Incentive Plan

Eligibility and Administration. Our employees, consultants and directors, are eligible to receive awards under the 2017 Plan. The 2017 Plan is administered by the compensation committee of the board of directors, which may delegate its duties and responsibilities to one or more officers, agents or advisors (referred to collectively as the plan administrator below), subject to the limitations imposed under the 2017 Plan and applicable law, or a sub-committee thereof or any other committee designated by the board of directors. The plan administrator has the authority to take all actions and make all determinations under the 2017 Plan, to interpret the 2017 Plan and award agreements, determine which eligible service providers receive awards, and set the terms and conditions of all awards, subject to the conditions and limitations in the 2017 Plan.

Shares Available for Awards. The aggregate number of shares of our Common available for issuance under the 2017 Plan is equal to 3,000,000 shares.

Awards. The 2017 Plan provides for the grant of stock options, stock appreciation rights, or SARs, restricted stock, dividend equivalents, restricted stock units, performance awards, performance cash awards, and other stock or cash based awards. All awards under the 2017 Plan will be set forth in award agreements, which will detail the terms and conditions of awards, which may include any applicable vesting and payment terms and post-termination exercise limitations. Until such time, if any, that the 2017 Plan is approved by our stockholders, we may not issue incentive stock options, or ISOs,

Performance Measures. The plan administrator may select performance measures for an award to establish performance goals for a performance period. When determining performance goals, the plan administrator may provide for the inclusion or exclusion of the impact of certain non-recurring events as well as certain legal, regulatory, tax or accounting changes.

Certain Transactions. In the event of a change in control in which outstanding awards under the 2017 Plan are not assumed or substituted, then prior to the change in control (i) all outstanding options and SARs will become immediately exercisable in full and will terminate upon consummation of the change in control; (ii) all restrictions and vesting requirements applicable to any award based solely on the continued service of the participant will terminate; and (iii) all awards, the vesting or payment of which are based on performance goals, will vest as though such performance goals were achieved at target. Notwithstanding the foregoing, in connection with a change in control, the plan administrator may determine that outstanding stock-based awards granted under the 2017 Plan, whether or not exercisable or vested, will be canceled and terminated in exchange for a cash payment (or the delivery of shares, other securities or a combination of cash, shares and securities) equal to the difference, if any, between the consideration to be received by Company stockholders in respect of a share of Common Stock in connection with such change in control and the purchase price per share, if any, under the award, multiplied by the number of shares of Common Stock subject to such award.

Plan Amendment and Termination. Our board of directors may terminate the 2017 Plan at any time and the plan administrator may amend the 2017 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the 2017 Plan, may adversely affect an award outstanding under the 2017 Plan without the consent of the affected participant, and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. Further, the plan administrator cannot, without the approval of our stockholders, amend any outstanding stock option or SAR to reduce its price per share. The 2017 Plan will remain in effect until the day before the tenth anniversary of the date it was initially approved by our board of directors, unless earlier terminated by our board of directors. No awards may be granted under the 2017 Plan after its termination.

The foregoing description of the 2017 Plan is not complete and is qualified in its entirety by reference to the full text of the 2017 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2017, the board of directors of the Company adopted and approved an amendment to the By-laws of the Company (the “Amendment”) to set the authorized number of directors of the Company at not less than one (1) nor more than seven (7) with the actual number of directors to be determined by affirmative vote of a majority of the directors then in office. The forgoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to the By-laws of Mikros Systems Corporation

10.1	Mikros Systems Corporation 2017 Omnibus Incentive Plan

10.2	Form of Restricted Stock Award Agreement under the Mikros Systems Corporation 2017 Omnibus Incentive Plan

10.3	Form of Stock Option Agreement under the Mikros Systems Corporation 2017 Omnibus Incentive Plan

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Dated: July 28, 2017	/s/ Thomas J. Meaney Thomas J. Meaney President